SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240-14a-12

                            THE MONARCH CEMENT COMPANY
                     (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            (April 8, 1998)

        The annual meeting of the stockholders of The Monarch Cement Company, a Kansas corporation will be held Wednesday, April 8, 1998, at 2:00 in the afternoon of that day, at the Company's corporate offices, Humboldt, Kansas, to consider and act upon the following:

        1. The election of four directors to serve until the annual meeting of the stockholders of the Company in 2001;

        2. Any other business which may properly come before the meeting;

        3.     Adjourning the meeting from time to time.

        The Board of Directors has fixed the close of business on February 20, 1998 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting. Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

        The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy. Your proxy may be revoked at any time before it is exercised.

                                        THE MONARCH CEMENT COMPANY


                                        Lyndell G. Mosley, CPA
                                        Assistant Secretary

Humboldt, Kansas
March 13, 1998

                                P R O X Y

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Walter H. Wulf, Karl Callaway, Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 20, 1998 at the annual meeting of stockholders to be held on April 8, 1998, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.   ELECTION OF DIRECTORS

     FOR all nominees listed              WITHHOLD AUTHORITY to
     below (except as marked              vote for all
     to the contrary below)  [ ]          nominees listed below  [ ]

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                    INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
                    NOMINEE'S NAME IN THE LIST BELOW.)

    Jack R. Callahan  Ronald E. Callaway  Robert M. Kissick  Byron K. Radcliff

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and act, that one) shall have and may exercise all of the powers of all of said Proxies. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES. The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint
tenants, both should sign.  When
signing as attorney, as executor,
administrator, trustee or guardian,
please give full title as such.  If
a corporation, please sign in full
corporate name by president or
other authorized officer.  If a
partnership, please sign in
partnership name by authorized
person.

                                   _____________________________
                                   Signature

Dated_________________, 1998.      _____________________________
                                   Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

                        THE MONARCH CEMENT COMPANY
                               P.O. Box 1000
                        Humboldt, Kansas 66748-1000


          PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        (2:00 p.m., April 8, 1998)


                            GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of The Monarch Cement Company and all expenses of the solicitation will be borne by the Company. In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies. The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company. The enclosed proxy and this Proxy Statement were first sent or given to the holders of Monarch stock on or about March 13, 1998.

     The record date with respect to this solicitation is February 20, 1998 and only holders of Capital Stock and/or Class B Capital Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting. At the close of business on that date 2,287,611 shares of Capital Stock and 1,918,103 shares of Class B Capital Stock were issued and outstanding. Holders of Capital Stock are entitled to one vote per share standing in their names on the record date. Holders of Class B Capital Stock are entitled to ten votes per share standing in their names on the record date.

     Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.

     A stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Broker non-votes are treated as shares of the Company's stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

     To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in their capacity as such.

               ELECTION OF DIRECTORS AND RELATED INFORMATION

     The Board of Directors is divided into three classes. Class I is comprised of three directors and Classes II and III are each comprised of four directors. At each annual meeting of stockholders, one class of directors is elected for a three-year term.

     The four directors to be elected at the forthcoming annual meeting of stockholders will serve as directors in Class III of the Board of Directors. Their term of office will commence upon election and will continue until the 2001 annual meeting of stockholders and until their successors are elected and qualified.

     The Board of Directors has selected the nominees for directors. Shares represented by a proxy given pursuant to this solicitation will be voted in favor of the nominees listed below. Each nominee is at present a member of Class III of the Board of Directors. If any of such nominees should unexpectedly become unavailable for election, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected and it is not anticipated that any of them will become unavailable for election. The names of the nominees are as follows:

Jack R. Callahan   Ronald E. Callaway   Robert M. Kissick   Byron K. Radcliff

     The Board of Directors recommends that you vote FOR the election of each of the four nominees named above as directors in Class III of the Board of Directors.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office
                                                                                               Family relationship
                              Present position    Principal occupation     Director  Term      between
Name                  Age     with Company        last five years          since     expires   Directors and Officers
NOMINEES
C L A S S III:
Jack R. Callahan      66      Director            President, The Monarch   1980      2001      None
                                                  Cement Company

Ronald E. Callaway    62      Director            Transport truck driver,  1990      2001      Nephew of Karl Callaway,
                                                  Agricultural Carriers,                       Director and Secretary
                                                  Inc., Wichita, Kansas

Robert M. Kissick     61      Vice President      Chairman, Hydraulic      1972      2001      None
                              and Director        Power Systems, Inc.
                                                  (manufacturer of
                                                  construction equipment)
                                                  N. Kansas City, Missouri

Byron K. Radcliff     60      Treasurer           Manager,                 1960      2001      Father of Byron J.
                              and Director        Radcliff Ranch                               Radcliff, Director



DIRECTORS CONTINUING IN OFFICE
C L A S S I:

Karl Callaway         86      Secretary and       Retired Farmer           1947      1999      Uncle of Ronald E.
                              Director                                                         Callaway, Director

David L. Deffner      47      Director            Professor of Music,      1997      1999      None
                                                  American River College,
                                                  Sacramento, California
                                                  and Director of Music,
                                                  Davis Community Church
                                                  Davis, California, since
                                                  August 1996; Music
                                                  Director, St. John's
                                                  Lutheran Church,
                                                  Sacramento, California
                                                  (1/1/93 to 12/31/95)


Richard N. Nixon      56      Director            Shareholder in law firm of   1990      1999      None
                                                  Stinson, Mag & Fizzell,P.C.,
                                                  Kansas City, Missouri

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office (continued)
                                                                                               Family relationship
                              Present position    Principal occupation     Director  Term      between
Name                  Age     with Company        last five years          since     expires   Directors and Officers
DIRECTORS CONTINUING IN OFFICE (continued)
C L A S S  II:
Byron J. Radcliff     41      Director            Rancher                  1976      2000      Son of Byron K. Radcliff,
                                                                                               Director and Treasurer

Michael R. Wachter    37      Director            Civil Engineer and       1994      2000      None
                                                  Project Manager,
                                                  Concrete Technology Corp.
                                                  (a precast/prestressed
                                                  concrete producer)
                                                  Tacoma, Washington

Walter H. Wulf        98      Chairman of         Position with Company    1923      2000      Father of Walter H. Wulf,
                              the Board                                                        Jr., Vice Chairman of the
                              and Director                                                     Board, President and Director

Walter H. Wulf, Jr.   53      Vice Chairman       Position with Company    1971      2000      Son of Walter H. Wulf,
                              of the Board,                                                    Chairman of the Board and
                              President and                                                    Director
                              Director



There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

                                        INFORMATION    CONCERNING    EXECUTIVE    OFFICERS

                                                       Term of                            Family Relationship
                              Present Position         Office    Principal Occupation     between
Name                  Age     with Company             Began     Last Five Years          Directors and Officers
Walter H. Wulf        98      Chairman of the Board    1969      Position with            Father of Walter H. Wulf, Jr.,
                              Director                 1923      Company                  Vice Chairman of the Board,
                                                                                          President and Director

Walter H. Wulf, Jr.   53      President                1997      Position with            Son of Walter H. Wulf,
                              Vice Chairman                      Company                  Chairman of the Board and
                              of the Board             1991                               Director
                              Vice President
                              Director                 1971

Robert M. Kissick     61      *Vice President          1980      See page 3 of            None
                              Director                 1972      this Proxy
                                                                 Statement

Karl Callaway         86      *Secretary               1990      Retired Farmer           Uncle of Ronald E. Callaway,
                              Director                 1947                               Director

Byron K. Radcliff     60      *Treasurer               1976      Manager,                 Father of Byron J. Radcliff,
                              Director                 1960      Radcliff Ranch           Director

Lyndell G. Mosley     66      Assistant                1972      Position with            None
                              Secretary-Treasurer                Company


____________________

* Not active in the daily affairs of the Company.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth those known to the Company to be beneficial owners of more than five percent of any class of the Company's securities as of February 20, 1998:

Name and Address of                            Amount and Nature of  Percent
Beneficial Owner      Title of Class           Beneficial Ownership  of Class

Byron K. Radcliff     Capital Stock            210,760 shares (a)     9.213%
P.O. Box 100          Class B Capital Stock    211,960 shares (b)    11.051%
Dexter, KS 67038

Walter H. Wulf        Capital Stock            163,142 shares (c)     7.132%
P.O. Box 188          Class B Capital Stock    162,842 shares (d)     8.490%
Humboldt, KS 66748
____________________

(a) Includes 206,315 shares owned individually, 2,495 shares owned jointly with wife and 1,950 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 1,950 shares owned by wife.
(b) Includes 207,715 shares owned individually, 2,495 shares owned jointly with wife and 1,750 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 1,750 shares owned by wife.
(c)  Includes 43,842 shares held individually, 40,300 shares held in Walter H.
Wulf Company, LLC for the benefit of Mr. Wulf, his children and grandchildren;
75,000 shares held by Mr. Wulf as co-trustee under three trusts for the respective benefit of Mr. Wulf's children and as to which Mr. Wulf disclaims beneficial ownership; and 4,000 shares held in the Walter H. Wulf Charitable
Foundation as to which Mr. Wulf disclaims beneficial ownership.
(d)  Includes 87,842 shares held individually and 75,000 shares held by Mr.
Wulf as co-trustee under three trusts for the respective benefit of Mr. Wulf's children and as to which Mr. Wulf disclaims beneficial ownership.

     The security ownership of management as of February 20, 1998 is as follows:
                       Amount and Nature of
                       Beneficial Ownership
                                                    Percent of Ownership
                         Number of Shares                        Class B
                                       Class B       Capital     Capital
Beneficial Owner     Capital Stock  Capital Stock     Stock       Stock
Jack R. Callahan         -            1,000  (1)         -         .052%
Karl Callaway         58,000  (2)    58,000  (2)      2.535%      3.024%
Ronald E. Callaway     5,150          5,150            .225%       .269%
David L. Deffner       5,712  (3)     5,713  (4)       .250%       .298%
Robert M. Kissick     39,903  (5)    39,903  (5)      1.744%      2.080%
Richard N. Nixon       1,000          1,000            .044%       .052%
Byron J. Radcliff      1,550  (6)     1,250  (6)       .068%       .065%
Byron K. Radcliff    210,760  (7)   211,960  (8)      9.213%     11.051%
Michael R. Wachter       250            250            .011%       .013%
Walter H. Wulf       163,142  (9)   162,842  (10)     7.132%      8.490%
Walter H. Wulf, Jr.   14,810  (11)   19,050  (12)      .647%       .993%
Lyndell G. Mosley     46,821  (13)   15,561  (13)     2.047%       .811%
All directors and
 officers as a group,
 12 persons          547,098        521,679          23.916%     27.198%
____________________


Footnotes to Security Ownership of Certain Beneficial Owners and Management

( 1) Held jointly with wife.
( 2) Includes 11,550 shares owned by wife as to which Mr. Callaway disclaims beneficial ownership.
( 3) Includes 2,900 shares in the David L. Deffner Trust of which Mr. Deffner is trustee and 2,812 shares in the David L. Deffner and Lynn Ellen Deffner
Family Trust of which Mr. Deffner is co-trustee with his wife.
( 4) Includes 2,900 shares in the David L. Deffner Trust of which Mr. Deffner is trustee and 2,813 shares in the David L. Deffner and Lynn Ellen Deffner
Family Trust of which Mr. Deffner is co-trustee with his wife.
( 5) Includes 6,428 shares in trusts of which Robert M. Kissick is sole trustee and 33,475 shares owned by wife. Mr. Kissick disclaims beneficial ownership of 33,475 shares owned by wife.
( 6) Includes 250 shares owned by minor son of which Byron J. Radcliff is custodian and as to which Mr. Radcliff disclaims beneficial ownership.
( 7) See Footnote (a) to preceding Table.
( 8) See Footnote (b) to preceding Table.
( 9) See Footnote (c) to preceding Table.
(10) See Footnote (d) to preceding Table.
(11) Includes 9,210 shares held individually, 3,700 shares owned by minor daughter of which Walter H. Wulf, Jr. is custodian and 1,900 shares owned by wife. In addition, Walter H. Wulf, Jr. is co-trustee with Walter H. Wulf of
75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters, and owns 100 shares of the Walter H. Wulf Company, LLC. Mr. Wulf disclaims beneficial ownership of 50,000 shares held by him as co-trustee under two trusts for the respective benefit of Mr. Wulf's two sisters, 3,700 shares owned by minor daughter and 1,900 shares owned by wife.
(12) Includes 12,950 shares held individually, 500 shares held jointly with wife, 3,700 shares owned by minor daughter of which Walter H. Wulf, Jr. is custodian and 1,900 shares owned by wife. In addition, Walter H. Wulf, Jr. is co-trustee with Walter H. Wulf of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters. Mr. Wulf disclaims beneficial ownership of 50,000 shares held by him as co-trustee under two trusts for the respective benefit of Mr. Wulf's two sisters, 3,700 shares owned by minor daughter and 1,900 shares owned by wife.
(13) Held jointly with wife.

                          EXECUTIVE COMPENSATION

    The following table summarizes the total compensation of the Chief Executive Officer and the Company's two executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 1997, as well as the total compensation paid to each such individual for the Company's two previous fiscal years. Jack R. Callahan, President and Chief Executive Officer, retired October 31, 1997. Walter H. Wulf, Jr. was elected President and Chief Executive Officer effective November 1, 1997. Prior to November 1, 1997, Mr. Wulf served as Vice Chairman of the Board and Executive Vice President.

                        SUMMARY COMPENSATION TABLE
         Name and                       Annual Compensation
     Principal Position         Year         (Salary)
     Jack R. Callahan           1997         $163,153
        President and           1996          155,940
        Chief Executive         1995          150,240
        Officer
     Lyndell G. Mosley          1997         $126,300
        Assistant Secretary-    1996          120,300
        Treasurer               1995          114,390
     Walter H. Wulf, Jr.        1997         $121,650
        Vice Chairman of the    1996          115,125
        Board and President     1995          108,870

    The officers who are directors receive a monthly salary and do not receive additional compensation for attending Board of Directors' meetings. All other directors receive $1,050 for attending each board meeting. Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings. However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $1,050 is paid.

     The Board of Directors held three meetings during 1997. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 1997, with the exception of Donald L. Deffner. The Board of Directors does not have a standing audit, compensation or nominating committee, or other committee performing similar functions.

     Richard N. Nixon, director, is an attorney and, during 1997, was a shareholder in the law firm of Stinson, Mag and Fizzell, P.C., Kansas City, Missouri. During 1997, the total legal fees and expenses paid by the Company to Stinson, Mag and Fizzell, P.C. did not exceed five percent of such law firm's gross revenues for 1997.

     On February 19, 1998, the Company finalized the cash purchase of 5,500 shares of the Company's Capital Stock and 4,500 shares of its Class B Capital Stock from Jack R. Callahan, a director of the Company, at a price of $20.50 per share, for an aggregate of $205,000. On February 12, 1998, the closing bid and ask price for the Company's stock was $21.00 and $22.00, respectively, as reported by Fahnestock & Co., Inc.

                      DEFINED BENEFIT RETIREMENT PLAN

    The retirement plan available to salaried employees, including the persons named in the Summary Compensation Table above, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee's life. The monthly retirement benefits are computed by multiplying the employee's years of service by one and six-tenths percent (1.6%) and multiplying this result by 1/60th of the employee's last sixty calendar months of earnings or the employee's highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to fifty percent (50%) of the average monthly earnings used in computing retirement benefits. Currently the maximum annual compensation for determining retirement benefits is $150,000. The normal retirement age at which retirement plan benefits become payable is age 65.

    The following table sets forth the estimated annual aggregate retirement benefits at normal retirement for various classifications of earnings and years of service.

                            PENSION PLAN TABLE
    Average
    5 Years                  Years of Service
    Earnings    15        20        25        30        35
   $100,000  $24,000   $32,000   $40,000   $48,000   $50,000
    125,000   30,000    40,000    50,000    60,000    62,500
    150,000   36,000    48,000    60,000    72,000    75,000
    175,000   36,000    48,000    60,000    72,000    75,000
    200,000   36,000    48,000    60,000    72,000    75,000

     The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above. Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.

     The persons named in the Summary Compensation Table above have the following years of credited service for pension benefits under the retirement plan: Mr. Callahan, 40 years; Mr. Mosley, 39 years; and Mr. Wulf, 26 years.


                            SEVERANCE PAY PLAN

     On July 18, 1985 the Board of Directors of the Company adopted a Severance Pay Plan for Salaried Employees (the "Plan"). The Plan is designed to recognize the past service of long-standing salaried employees and reduce their concerns, if any, if a change in control of the Company should occur. The Plan provides that if employment of any "covered employee" is terminated for any reason other than death or disability within 24 months after a "change in control", such employee is entitled to receive severance pay equal to the employee's monthly salary times the number of full years that such employee has been employed by the Company. The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under the Company's pension plan or where the severance pay is not fully deductible by the Company for federal income tax purposes. A "covered employee" is any full-time salaried employee who has been employed for at least 10 years prior to the "change in control". A "change in control" is any merger, consolidation or disposition of all or substantially all of the assets of the Company or any acquisition by any person or group of persons acting in concert who after such acquisition would own more than 30% of the Company's outstanding voting stock. If there had been a change in control and termination of employment on December 31, 1997, Messrs. Mosley and Wulf would have been entitled to receive severance pay pursuant to the Plan equal to $213,000 and $267,150, respectively. The Plan also provides that any covered employee who, at the time of termination, has been employed on a full-time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by the Company to retired employees. The Plan may be amended or terminated by the affirmative vote of a least two-thirds of the members of the full Board of Directors of the Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by the Company at the time the Board of Directors has knowledge of any change in control or a proposal for any change in control.

           BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions). Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers. In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the Executive Committee of the Board of Directors (consisting of Jack R. Callahan, Karl Callaway, Robert M. Kissick, Byron K. Radcliff, Walter H. Wulf and Walter H. Wulf, Jr.).

Executive Compensation Policy

     The Board of Directors believes that the compensation of its executive officers, including Mr. Wulf, the Company's President and Chief Executive Officer (CEO), should be influenced by the Company's long-term profitability. However, the Board does not attempt to establish a direct correlation between the Company's profitability and executive compensation.

Executive Officer Compensation

     Each year, including 1997, the Executive Committee of the Board of Directors makes its recommendations to the Board of Directors as to the salaries for the Company's executive officers. These recommendations are based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees of the Company. The determination of this salary adjustment is based on the Executive Committee's assessment of the change in the cost of living and of the Company's long-term profitability. The application of the salary adjustment percentage to the salaries of the Company's salaried employees results generally in the Company's executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of the Company. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made. In April 1997, upon the recommendation of the Executive Committee, the Board of Directors approved an overall increase in compensation of five and one-half percent. These increases are reflective of, although not directly tied to, the Company's continued improved performance in 1996.

Chief Executive Officer Compensation

     The compensation of the Company's CEO is established by the Board of Directors in the same way as compensation is established for the Company's other executive officers. As indicated in the above discussion, the increase in the CEO's salary, and that of the other executive officers, largely is determined by the application of the salary adjustment percentage selected by the Executive Committee to the CEO's salary. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.

          THE BOARD OF DIRECTORS:

          Jack R. Callahan         Karl Callaway
          Ronald E. Callaway       Robert M. Kissick
          Richard N. Nixon         Byron J. Radcliff
          Byron K. Radcliff        Michael R. Wachter
          Walter H. Wulf           Walter H. Wulf, Jr.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No officer who is not also a director, and no other person, participated in deliberations of the Board of Directors concerning executive officer compensation. The members of the Board of Directors who are also executive officers have no interlocking relationships with any other entity which are required by the rules of the Securities and Exchange Commission to be reported in this Proxy Statement.

                            COMPANY PERFORMANCE

     The following performance graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and an index of peer companies selected by the Company.

                        Comparison of Five Year Cumulative Total Return

               12/31/92  12/31/93  12/30/94  12/29/95  12/31/96  12/31/97
MONARCH CEMENT  100.00    115.17    158.13    180.31    258.27    382.17
Peer Group      100.00    163.60    134.40    165.80    196.80    322.90
S&P 500         100.00    109.80    111.30    153.10    188.80    252.00

Source: Center for Research in Security Prices/Media General

     The cumulative total return on investment for each of the periods for the Company, the S&P 500 and the peer group is based on the stock price or composite index at January 1, 1993. The performance graph assumes that the value of an investment in the Company's capital stock and each index was $100 at January 1, 1993 and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

     The performance graph compares the performance of the Company with that of the S&P 500 composite index and an index of peer companies in the Company's industry in which the returns are weighted according to each company's market capitalization. Companies in the peer group index are Lafarge Corporation, Lone Star Industries, Southdown Inc. and Texas Industries.

                      INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has used the services of Arthur Andersen LLP, Kansas City, Missouri as its Independent Certified Public Accountants for more than 60 years and plans to continue to use them in this capacity. It is not anticipated that there will be a representative of Arthur Andersen LLP at the annual meeting of the stockholders on April 8, 1998 and therefore they will not make a statement or be available to answer questions which may arise. The Board of Directors does not have an audit committee.

                    DEADLINE FOR STOCKHOLDER PROPOSALS

     No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to the annual meeting of stockholders to be held on April 14, 1999 which is not received by the Company at P.O. Box 1000, Humboldt, Kansas 66748-1000 on or before November 16, 1998.

                           FINANCIAL STATEMENTS

     The annual report of the Company containing financial statements for the year ended December 31, 1997 is enclosed herewith.

                              OTHER BUSINESS

     The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting. However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") generally requires the Company's directors and executive officers, and persons who own more than 10% of a class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's capital stock and other equity securities. Securities and Exchange Commission regulations require directors, executive officers and greater than 10% shareholders to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of copies of such reports and written representations that no other reports were required, during the year ended December 31, 1997, with the exception of the Form 3 filing for David L. Deffner, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with. Mr. Deffner's initial report of ownership was filed with the SEC a few weeks late following his initial election to the Board of Directors on December 12, 1997.